UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
December 9, 2022
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Huron Consulting Group Inc. ("Huron" or the “Company”) filed on December 15, 2022 (the "Original Form 8-K"). The Original Form 8-K reported the election of C. Mark Hussey as Chief Executive Officer of Huron and appointment of James H. Roth as Vice Chairman of the Board of Directors (the "Board"), all effective January 1, 2023. Mr. Roth will also continue to serve as an employee of the Company on the senior leadership team in a similar capacity as the Company's Industry and Capability leaders, serving clients across industries and enhancing Huron's market presence, among other activities.
The purpose of this Amendment is to disclose the material terms of the Senior Management Agreements for Mr. Hussey and Mr. Roth, which were entered into on December 23, 2022. No other changes have been made to the Original Form 8-K.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Senior Management Agreement for C. Mark Hussey
On December 23, 2022, in connection with the election of Mr. Hussey as Chief Executive Officer of the Company, the Company entered into a new Senior Management Agreement with Mr. Hussey, effective January 1, 2023 (the “Hussey Agreement”). The Hussey Agreement supersedes and replaces the Senior Management Agreement previously entered into by the Company and Mr. Hussey. Set forth below is a brief description of the material terms of the Hussey Agreement.
Term: The Hussey Agreement is effective January 1, 2023 and continues for three (3) years from that date. Following the expiration of the initial three-year term, the Hussey Agreement will be automatically renewed every twelve (12) months, unless Mr. Hussey or the Company provides sixty (60) days' notice to the other that such automatic renewal shall cease. The Hussey Agreement may be earlier terminated by Mr. Hussey or the Company pursuant to its terms.
Base Salary: The Hussey Agreement entitles Mr. Hussey to an annual base salary. The amount of such base salary is not specified in the Hussey Agreement. The Board will review Mr. Hussey’s compensation annually, based on his performance and the Company’s other compensation policies. Mr. Hussey’s base salary may not be reduced without his consent unless such reduction is part of a comparable overall reduction for members of senior management of the Company. Effective January 1, 2023, Mr. Hussey's base salary will be $925,000.
Annual Bonus: Each calendar year, Mr. Hussey will be eligible for an annual bonus in an amount determined by the Compensation Committee of the Board ("Compensation Committee") based on the Company’s and Mr. Hussey’s performance and the Company’s compensation policies. Effective January 1, 2023, Mr. Hussey's annual target bonus is 125% of his base salary ($1,156,250).
Equity Awards: Mr. Hussey will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards being in the sole discretion of the Compensation Committee based on the Company’s and Mr. Hussey’s performance and the Company’s compensation policies. Effective January 1, 2023, Mr. Hussey's annual target equity award is 225% of his base salary ($2,081,250).
Other Benefits: Mr. Hussey will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated key management employees.
Post-Termination Payments: If Mr. Hussey’s employment is terminated by the Company without Cause (as defined in the Hussey Agreement) or he resigns for Good Reason (as defined in the Hussey Agreement), Mr. Hussey will be entitled to: (i) severance pay in an amount equal to two (2) times the sum of Mr. Hussey’s annual base salary and the target bonus for the year of termination or resignation; (ii) continuation of medical benefits for twenty-four (24) months upon the same terms as exist from time to time for active similarly-situated executives of the Company; and (iii) an amount in cash equal to the annual bonus that Mr. Hussey would have earned for the year of termination or resignation had he remained employed for the year in which his termination or resignation occurs based on satisfaction of Company performance targets, prorated for the number of completed days of employment during the year of termination or resignation.
Death or Permanent Disability: If Mr. Hussey’s employment is terminated due to Mr. Hussey’s death or permanent disability, then Mr. Hussey or Mr. Hussey’s estate will be entitled to (i) payment of Mr. Hussey's base salary through the date of termination; (ii) an amount in cash equal to the then-prevailing target amount of Mr. Hussey's annual bonus, prorated for the number of completed days of employment during that year; and (iii) full vesting of any outstanding time based equity awards granted to Mr. Hussey (performance-based equity awards will be treated in accordance with the applicable equity award agreement). Additionally, if Mr. Hussey's employment is terminated due to Mr. Hussey's death or permanent disability, then Mr. Hussey or Mr. Hussey's eligible dependents will be entitled to continuation of medical benefits upon the same terms as exist immediately prior to the termination of employment for similarly-situated active executives of the Company for the six (6)-month period immediately following the termination of employment.
Change of Control: If (i) Mr. Hussey’s employment is terminated by the Company without Cause or if he resigns for a Change of Control Good Reason (as defined in the Hussey Agreement), in either case, within two (2) years following a Change of Control (as defined in the

Hussey Agreement) or (ii) Mr. Hussey reasonably demonstrates that his termination by the Company (or an event which, had it occurred after a Change of Control, would have constituted a Change of Control Good Reason) prior to a Change of Control was attributable to, or intended to facilitate, a Change of Control or was at the request of a third party acting to effect a Change of Control, and a Change of Control actually occurs within twelve (12) months of such termination or resignation (each of (i) and (ii), a “Qualifying Termination”), then Mr. Hussey will be entitled to: (a) cash equal to two and one-half (2.5) times the sum of his annual base salary and target bonus for the year of termination or resignation; (b) cash equal to the then-prevailing target amount of his annual bonus for the year of termination or resignation, prorated based on the number of days employed in the year of termination or resignation; (c) full vesting of any outstanding equity grants that were awarded at or prior to the time of the Qualifying Termination; and (d) continuation of medical benefits for thirty (30) months following the date of such termination or resignation upon the same terms as exist for him immediately prior to the termination or resignation date. In addition, in the case of a Qualifying Termination that occurs prior to a Change of Control, Mr. Hussey will be provided with a cash payment equal to the difference between (i) the amount of the premium paid by him for continuation of medical benefits under COBRA between the date of the Qualifying Termination and the date of the Change of Control and (ii) the amount of the premium that Mr. Hussey would have paid for continuation of medical benefits during such period had his coverage been continued during such period upon the same terms as existed for him immediately prior to the termination or resignation date.
The receipt of the post-termination benefits described above are conditioned on Mr. Hussey’s compliance with the covenants, warranties, representations and agreements set forth in Hussey Agreement, as well as his execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
The Hussey Agreement further provides that if any amount, right or benefit paid or payable to Mr. Hussey under the Hussey Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Mr. Hussey under the Hussey Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.
The foregoing description of the terms of the Hussey Agreement does not purport to be a complete description of the Hussey Agreement and is qualified in its entirety by reference to the text of the Hussey Agreement, which is attached as Exhibit 10.1 to this Form 8-K/A and is incorporated by reference into this Item 5.02.
Senior Management Agreement for James H. Roth
On December 23, 2022, in connection with the appointment of Mr. Roth as Vice Chairman, Client Services of the Company, the Company entered into a new Senior Management Agreement with Mr. Roth, effective January 1, 2023 (the “Roth Agreement”). The Roth Agreement supersedes and replaces the Senior Management Agreement previously entered into by the Company and Mr. Roth; and reflects his contributions as a member of the senior leadership team in a similar capacity as the Company's Industry and Capability leaders, serving clients across industries and enhancing Huron's market presence, among other activities. Set forth below is a brief description of the material terms of the Roth Agreement.
Term: The Roth Agreement is effective January 1, 2023 and continues for one (1) year from that date. Following the expiration of the initial one-year term, the Roth Agreement may be renewed and extended for an additional year or longer period subject to the approval of the Board. The Roth Agreement may be earlier terminated by Mr. Roth or the Company pursuant to its terms.
Base Salary: The Roth Agreement entitles Mr. Roth to an annual base salary of $900,000.
Annual Bonus: Each calendar year, Mr. Roth will be eligible for an annual bonus in an amount determined by the Chief Executive Officer based on the Company’s and Mr. Roth’s performance and the Company’s compensation policies. For the 2023 calendar year, Mr. Roth's annual target bonus is $900,000.
Equity Awards: Mr. Roth will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards to be determined by the Chief Executive Officer, subject to the approval of the Compensation Committee, based on the Company’s and Mr. Roth’s performance and the Company’s compensation policies. The Compensation Committee approved a grant to Mr. Roth of restricted stock of $170,000, to be granted on January 1, 2023. The Compensation Committee does not expect to make additional equity grants to Mr. Roth in 2023.
Other Benefits: Mr. Roth will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated senior leadership employees. Additionally, Mr. Roth will be eligible to participate in the executive physical program provided to key management employees.
Post-Termination Payments: If Mr. Roth's employment is terminated by the Company without Cause (as defined in the Roth Agreement), Mr. Roth will be entitled to: (i) severance pay in an amount equal to six (6) months' of Mr. Roth's annual base salary (ii) continuation of medical benefits for twelve (12) months upon the same terms as exist from time to time for active similarly-situated senior leadership employees of the Company; and (iii) an amount in cash equal to the annual bonus that Mr. Roth would have earned for the year of termination had he remained employed for the year in which his termination occurs based on his performance, prorated for the number of completed days of employment during the year of termination.
Death or Permanent Disability: If Mr. Roth's employment is terminated due to Mr. Roth’s death or permanent disability, then Mr. Roth or Mr. Roth's estate will be entitled to (i) payment of Mr. Roth's base salary through the date of termination; (ii) if the termination due to Mr. Roth's death or permanent disability occurs during the initial one-year term of the Roth Agreement, an amount in cash equal to the then-prevailing target amount of Mr. Roth's annual bonus, prorated for the number of completed days of employment during that year; and (iii) vesting of any outstanding time-based or performance-based equity will be treated in accordance with the applicable equity agreement then in effect. Additionally, if Mr. Roth's employment is terminated due to Mr. Roth's death or permanent disability, then Mr. Roth or Mr. Roth's eligible dependents will be entitled to continuation of medical benefits upon the same terms as exist immediately prior to the termination of employment for similarly-situated active senior leadership employees of the Company for the six (6)-month period immediately following the termination of employment.
Change of Control: If (i) Mr. Roth’s employment is terminated by the Company without Cause during the initial one-year term of the Roth Agreement and such termination is attributable to a Change of Control (as defined in the Roth Agreement), then Mr. Roth will be entitled to: (a) cash equal to two and one-half (2.5) times the sum of his annual base salary and target bonus for the year of termination; (b) cash equal to the target amount of his annual bonus for the year of termination, prorated based on the number of days employed in the year of termination; (c) full vesting of any outstanding equity grants that were awarded at or prior to the time of the Change of Control; and (d) continuation of medical benefits for thirty (30) months following the date of such termination upon the same terms as exist for him immediately prior to the termination date.
The receipt of the post-termination benefits described above are conditioned on Mr. Roth’s compliance with the covenants, warranties, representations and agreements set forth in Roth Agreement, as well as his execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
The Roth Agreement further provides that if any amount, right or benefit paid or payable to Mr. Roth under the Roth Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Mr. Roth under the Roth Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.
The foregoing description of the terms of the Roth Agreement does not purport to be a complete description of the Roth Agreement and is qualified in its entirety by reference to the text of the Roth Agreement, which is attached as Exhibit 10.2 to this Form 8-K/A and is incorporated by reference into this Item 5.02.
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Exhibit Description
10.1	Senior Management Agreement By and Between Huron Consulting Group Inc. and C. Mark Hussey
10.2	Senior Management Agreement By and Between Huron Consulting Group Inc. and James H. Roth
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	December 29, 2022	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer